The Sentinel Group Funds, Inc.

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated June 24, 2016 to the Prospectus dated March 30, 2016, as supplemented to date

Class I Shares Eligibility

Effective immediately, the section of the Prospectus “Share Classes – Class I Shares” is hereby modified to reflect that Class I shares are available for purchase only by the following:

•	institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•	investment advisory and retirement plan platforms, if such plan's overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform's investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds' Class I and load-waived Class A shares, or by the platform's investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•	clients of eligible financial intermediaries;

•	qualified tuition programs established under Section 529 of the Code;

•	registered investment companies;

•	Synovus Trust Company for trust accounts established on behalf of its clients;

•	retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•	accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•	accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

“Clients of Eligible Financial Intermediaries” are investors who invest in a Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with SFSC to offer Class A, Class C, Class I, Class R3, Class R6 or Class S shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class C, Class I, Class R3, Class R6 or Class S shares. Class I shares are available for exchange from Class A or Class C shares of the Fund by participants in Eligible Investment Programs.

Investment minimums apply to accounts held on the Funds' records. Financial intermediaries may establish their own minimums for their clients who hold through such intermediary. In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund's Board of Directors.

All Funds

On May 23, 2016, the Directors of the Sentinel Funds were elected to the Board of the Sentinel Variable Products Trust (the “Trust”), an investment company registered under the Investment Company Act of 1940 (the “ ’40 Act”) whose series funds are advised by Sentinel Asset Management, Inc., these eight individuals currently serve on both the Board of Directors of the Sentinel Funds and the Board of Trustees of the Sentinel Variable Products Trust.

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